                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement                                        [ ]  Confidential, for Use of the Commission
                                                                             Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           NEVADA GOLD & CASINOS, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

       [X] No fee required.

       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
           0-11.

           (1)  Title of each class of securities to which transaction applies:
           (2)  Aggregate number of securities to which transaction applies:
           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           (4)  Proposed maximum aggregate value of transaction:
           (5)  Total fee paid:

       [ ] Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
           (2)  Form, Schedule or Registration Statement No.:
           (3)  Filing Party:
           (4)  Date Filed:

                           NEVADA GOLD & CASINOS, INC.
                         3040 POST OAK BLVD., SUITE 675
                              HOUSTON, TEXAS 77056


                                 August 13, 2003


To Our Shareholders:


         You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Nevada Gold & Casinos, Inc., which will be held on Monday, September 22, 2003, beginning at 3:30 p.m., Central Time, at the
Inter-Continental Hotel, 2222 West Loop South, Houston, Texas, 77027.

         Information about the Annual Meeting, including matters on which shareholders will act, may be found in the notice of annual meeting and proxy statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

         It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

Sincerely yours,

/s/ H. THOMAS WINN

H. Thomas Winn
PRESIDENT AND CEO

                           NEVADA GOLD & CASINOS, INC.
                         3040 POST OAK BLVD., SUITE 675
                              HOUSTON, TEXAS 77056

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER 22, 2003

                                   ----------

         The Annual Meeting of Shareholders of Nevada Gold & Casinos, Inc., will be held at the Inter-Continental Hotel, 2222 West Loop South, Houston, Texas, 77027, on Monday, September 22, 2003, at 3:30 p.m., Central Time, for the following purposes:

         1. Election of Directors. To elect four directors to the Board of Directors to serve until their successors are duly elected and qualified.

         2. Ratification of Auditors. To ratify the selection of Pannell Kerr Forster of Texas, P.C., as our independent accountants for the fiscal year ending March 31, 2004.

         3. To transact any other business that may properly come before the meeting.

         Shareholders of record at the close of business on July 25, 2003, will be entitled to notice of, and to vote at, this meeting.

By Order of the Board of Directors,

/s/ CHRISTOPHER C. DOMIJAN

Christopher C. Domijan
SECRETARY AND CFO

Dated:  August 13, 2003

         PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE ANNUAL MEETING.

                           NEVADA GOLD & CASINOS, INC.

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS


         The Board of Directors of Nevada Gold & Casinos, Inc., a Nevada corporation, prepared this proxy statement for the purpose of soliciting proxies for our Annual Meeting of Shareholders. Our Annual Meeting will be held at the Inter-Continental Hotel, 2222 West Loop South, Houston, Texas, 77027, at 3:30 p.m., Central Time, on Monday, September 22, 2003, unless adjourned or postponed. The Board is making this solicitation by mail, and the company will pay all costs associated with this solicitation. This proxy statement and accompanying notice of annual meeting and proxy are first being mailed to shareholders on or about August 13, 2003. When you see the terms "we" or "our" it refers to Nevada Gold & Casinos, Inc.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

         Our common stock is the only type of security entitled to vote at the Annual Meeting. On July 25, 2003, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 11,191,272 shares of common stock outstanding. Each stockholder of record on July 25, 2003 is entitled to one vote for each share of common stock held by the stockholder on July 25, 2003. Shares of common stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting. Abstentions and broker non-votes will be treated as shares which are present for purposes of determining the existence of a quorum, but which are not present for purposes of determining whether a proposal has been approved. The term "broker non-vote" refers to shares held by a broker in street name which are present by proxy, but which are not voted on a matter pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. In the event a broker votes on a routine matter, such vote will count as both present and voted for the purposes of determining whether a proposal has been approved.

Quorum Required

         Our Bylaws provide that the holders of a majority of our common stock issued and outstanding and entitled to vote and that are present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.

Votes Required

         PROPOSAL 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. This means the four nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors.

         PROPOSAL 2. Ratification of the appointment of Pannell Kerr Forster of Texas, P.C. as our independent accountants for the fiscal year ending March 31, 2004 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

Proxies

         Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy, which will be voted as you direct on your proxy. In the event no directions are specified, such proxies will be voted FOR the nominees for election to the Board of Directors (as set forth in Proposal No. 1), FOR Proposal No. 2, and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the company at our principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

         We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional soliciting material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse these persons for their costs of forwarding the solicitation material to the beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation, by telephone, or by other means by directors, officers, employees, or agents of the company. No additional compensation will be paid to these individuals for any such services.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         Our Articles of Incorporation provide for a classified board of directors, with the terms of office of each class of directors ending in successive years. We currently have three classes of directors each consisting of two directors. At our 2003 Annual Meeting, Messrs. William G. Jayroe, Joseph Juliano, Francis M. Ricci, and Wayne H. White are to be elected. Mr. Ricci and Juliano are Class II directors, and as such, their terms will expire at the 2006 Annual Meeting of Shareholders. Messrs. Burkett and Jayroe are Class III directors, which terms will expire at the 2004 Annual Meeting of Shareholders, and Messrs. White and Winn are Class I directors, which terms will expire at the 2005 Annual Meeting of Shareholders. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the nominees listed below unless otherwise instructed. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the current Board of Directors to fill the vacancy. As of the date of this proxy statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. The four nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected as directors. Proxies cannot be voted for more than four individuals. Since last year, our Board of Directors had been reduced to four members until the appointments of Messrs. Ricci and White, as Mr. James Wong resigned from our board after four years of service to pursue other interests in June 2003.

Director Nominees

         WILLIAM G. JAYROE, age 46. Mr. Jayroe has been a Director since September 1995 and was our Corporate Secretary from March 1999 until June 2001. Mr. Jayroe has two decades of technology development, sales, and management expertise. He began his career with a Fortune 500 global oilfield service company and left to begin his own company, Turbeco, Inc., which was acquired by Flotek Industries, Inc., in late 1993. Mr. Jayroe was President and CEO of Flotek Industries, Inc., which is the parent corporation of USA Petrovalve, Inc., and Turbeco, Inc., from May 1995 until June 1999. From April 1999 until October 2000, Mr. Jayroe served as Executive Vice-President of Applied Technology Resources. Mr. Jayroe founded and has been the CEO of Hunter International Partners, LLC since September 1998 and has served as a Senior Vice-President of Digital Consulting and Southwest Services since September 2001. Mr. Jayroe has a BS in Industrial Distribution from Texas A&M.

         JOSEPH JULIANO, age 52. Mr. Juliano has served as a Director since September 2001. Since July 2003, Mr. Juliano has served as Senior Vice President, Entertainment Sales and Industry Relations with Pepsi-Cola North America's Fountain Beverage Sales. From 1996 until July 2003, Mr. Juliano served as Vice President, Entertainment Sales with Pepsi-Cola North America's Fountain Beverage Sales, and was responsible for Pepsi distribution and brand marketing initiatives in theatres, theme parks, theme restaurants, gaming venues and golf management companies including PGA of America. Mr. Juliano started with Pepsi in 1973 and has previously served as Region Manager, Vice President of Fountain Sales - Eastern Division and as Area Vice President of On-Premise Sales. Mr. Juliano received his BS and MBA in Marketing from St. John's University.

         WAYNE H. WHITE, age 65. Mr. White has served as a Director since July 2003. From 1983 until his retirement, Mr. White was an investment banker. Most recently, from 1996 until July 2002, Mr. White served as a member of the corporate finance department of Wells Fargo Securities. His duties included working on public and private offerings of equity, private placements of equity, merger and acquisitions, and the rendering of fairness opinions. Mr. White's specialties were leisure industry sectors, including casinos, casino suppliers and restaurants. Mr. White received his BS in political science from the University of Utah, and his law degree from Hastings College of the Law in San Francisco. Since 1992 Mr. White has been a member of the Board of Directors of The Cheesecake Factory, Incorporated.

         FRANCIS M. RICCI, age 60. Mr. Ricci has served as a Director since July 2003. Since 1991, Mr. Ricci has been involved in ownership and management of several private companies serving as CEO and CFO, including Natural Swing Products Co., Premier Scale Company and starting in March 1998, Yes!Golf. Mr. Ricci is a CPA, and for more than 20 years he served as an audit specialist for Deloitte and Touche, serving as a partner in the firm for 12 years. Mr. Ricci received his MBA and BS in accounting from the University of Montana.

         Set forth below is information regarding each of the continuing directors of the company.

         Class III Continuing Directors - Term to expire 2004

         PAUL J. BURKETT, age 81. Mr. Burkett has served as a Director since October 1988 and as Vice President since January 1994. Mr. Burkett served as our President from 1991 until January 1994. Mr. Burkett has been involved in the mining industry for over forty years. Since August 1999, Mr. Burkett has served as President of Goldfield Resources, Inc., one of our wholly owned subsidiaries. Mr. Burkett serves on the Board of Directors of Aaminex Capital Corporation. His business for the past five years has concentrated on independent mining and real estate ventures. In addition, Mr. Burkett serves as Chairman of the Board of Trustees of the Joshua Tree Retreat Center, a 400-acre retreat located in Joshua Tree, California.

         Class I Continuing Director - Term to expire 2005

         H. THOMAS WINN, age 63. Mr. Winn has been our Chairman, CEO, and President since January 1994. Mr. Winn has served as Chairman of Aaminex Capital Corporation since 1983, and as President and CEO all but two of those years. Aaminex Capital Corporation is a financial consulting and venture capital firm, involved in real estate, alternate energy, and food and beverage activities. Mr. Winn has formed numerous investment limited partnerships and capital formation ventures that range from motion pictures to commercial real estate and mining projects. Mr. Winn is a director of Restaurant Connections International, Inc., Samaritan Pharmaceuticals, Inc., and Service Interactive, Inc.

Committees of the Board and Attendance

         The Board of Directors currently has standing Audit and Compensation committees. The Board of Directors does not have a nominating committee. The members of the standing committees for the last fiscal year are identified in the following table:

           DIRECTOR                                   COMMITTEES
           --------                                   ----------
                                              Audit                Compensation
                                              -----                ------------
           Paul J. Burkett
           William G. Jayroe                    X                       X
           H. Thomas Winn                                               X
           Joseph Juliano                       X                       X

         Upon his appointment Mr. Ricci joined the Audit Committee, as Chairman, and joined the Compensation Committee. Upon his appointment Mr. White joined the Compensation Committee, as Chairman, and joined the Audit Committee. After these appointments, Mr. Juliano will be serving on the Compensation Committee, and Mr. Jayroe will be serving on the Audit Committee.

         The Audit Committee held four meetings during the last fiscal year, and it is authorized to nominate our independent auditors and to review with the independent auditors the scope and results of the audit engagement. The Audit Committee is also authorized to review and assess our internal controls to evaluate business risk and to ensure compliance with laws and regulations. For further information, see the "Audit Committee Report" following Proposal 2 below.

         The Compensation Committee, which held three meetings during our last fiscal year, recommends compensation levels for our executive officers and consultants and is authorized to consider and make grants of options pursuant to any approved stock option plan and to administer the plan.

         We held four Board meetings during the last fiscal year. Each director attended at least 75% of all Board meetings and meetings of committees of which each director was a member, either in person or by telephone conference calls.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

     PROPOSAL 2 - RATIFY THE ELECTION OF PANNELL KERR FORSTER OF TEXAS, P.C.

         The Board of Directors would like the shareholders to ratify the appointment of Pannell Kerr Forster of Texas, P.C., as independent accountants for the company for the fiscal year ending March 31, 2004. The engagement of Pannell Kerr Forster of Texas, P.C., for audit services has been approved by the Audit Committee and Board of Directors.

         A representative of Pannell Kerr Forster of Texas, P.C., our principal accountants for the current fiscal year and the most recently completed fiscal year, is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

         In the event the shareholders do not ratify the appointment of Pannell Kerr Forster of Texas, P.C., as independent accountants for the fiscal year ending March 31, 2004, the Board of Directors will consider the adverse vote as direction to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the current fiscal year will be permitted to stand unless the Board finds other good reason for making a change.

Audit Fees

         The aggregate fees billed by Pannell Kerr Forster of Texas, P.C. for professional services rendered for the audit of our annual financial statements for the fiscal year ended March 31, 2003, and for the reviews of the financial statements included in our quarterly reports on Form 10-QSB for that fiscal year were $52,850.

Financial Information Systems Design and Implementation Fees

         Pannell Kerr Forster of Texas, P.C. rendered no professional services to us for information technology services relating to financial information systems design and implementation for the fiscal year ended March 31, 2003.

All Other Fees

         Pannell Kerr Forster of Texas, P.C. rendered tax advice and other services other than the services described above under "Audit Fees," for the fiscal year ended March 31, 2003, in the aggregate amount of $23,667.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PANNELL KERR FORSTER OF TEXAS, P.C., AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2004.

                             AUDIT COMMITTEE REPORT

         In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the company. The Audit Committee recommends to the Board of Directors, subject to stockholder approval, the selection of the company's independent accountants. The Audit Committee was comprised of Messrs. Jayroe, Juliano, and Wong until Mr. Wong's resignation in early June 2003. Accordingly, Mr. Wong was not a member of the Audit Committee at the time of the completion of this report. Messrs. Jayroe and Juliano are independent directors, as defined by The American Stock Exchange's listing standards. Mr. Wong was not an independent director, as defined by The American Stock Exchange's listing standards.


         Management is responsible for the company's internal controls. The independent accountants for the company, Pannell Kerr Forster of Texas, P.C. ("PKF"), are responsible for performing an independent audit of the company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to financial reporting, and reviews the results and scope of the audit and other services provided by PKF.

         The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and PKF, nor can the Audit Committee certify that PKF is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee members in business, financial, and accounting matters.

         In this context, the Audit Committee has met and held discussions with management and PKF. Management represented to the Audit Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and PKF. The Audit Committee discussed with PKF matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         PKF also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with PKF their independence.

         Based upon the Audit Committee's discussion with management and PKF and the Audit Committee's review of the representations of management and the report of PKF to the Audit Committee, the Audit Committee recommended that the Board of Directors include the company's audited consolidated financial statements in the Nevada Gold & Casinos, Inc. Annual Report on Form 10-KSB for the year ended March 31, 2003 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors of Nevada Gold & Casinos, Inc.:

William G. Jayroe and Joseph Juliano

                               EXECUTIVE OFFICERS

         Executive officers are elected annually by the Board and serve at the discretion of the Board. Set forth below is information regarding our executive officers:

         NAME                                        AGE                        OFFICE HELD
         ----                                        ---                        -----------
         H. Thomas Winn                               63                        Chairman of the Board of
                                                                                Directors, Chief Executive
                                                                                Officer, and President

         Paul J. Burkett                              81                        Vice President and Director

         Christopher C. Domijan                       47                        Chief Financial Officer,
                                                                                Secretary, and Treasurer

         Donald A. Brennan                            59                        Vice President-Development


         The following biographical information is for Messrs. Domijan and Brennan (please see Proposal 1 for biographical information about Messrs. Winn and Burkett):

         CHRISTOPHER C. DOMIJAN. Mr. Domijan has served as our Chief Financial Officer since May 2001 and as our Secretary and Treasurer since June 2001. Mr. Domijan has over twenty years of financial management experience, including nine years as CFO for companies in the hospitality and financial services industries. From May 1995 until February 1998, Mr. Domijan was the CFO of Big Canoe POA, a master planned community. From March 1998 until January 2000, Mr. Domijan was CFO of Golf Services Group, Inc., a golf development company. From February 2000 until January 2001, Mr. Domijan was Vice President of Development of Redstone Golf Management, a golf development company.

         DONALD A. BRENNAN. Mr. Brennan has served as our Vice President of Development since May 2001. Mr. Brennan brings 30 years of hospitality experience to the amenity operations for master planned residential golf communities and golfing resort hotels and conference centers. Mr. Brennan holds an MBA from Southern Methodist University and a Bachelor's degree in Hotel and Restaurant Administration from Cornell University. Mr. Brennan is the founder of Independent Private Clubs of America, Inc., and has served as its managing partner since 1994.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires our directors, executive officers, and the persons who beneficially own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the fiscal year ended March 31, 2003, except for Winstock Mining Corporation, which owned greater than 10% of our common stock during the fiscal year ended March 31, 2003, and which we believe has failed to file a Form 4.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of June 30, 2003, 11,190,272 shares of our common stock were outstanding. The following table sets forth, as of June 30, 2003, certain information with respect to shares beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (b) each director or nominee for director, (c) each of our named executive officers, and
(d) all current directors and executive officers as a group.


         Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option) within sixty days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by the person by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person does not necessarily reflect the person's actual voting power at any particular date.


         To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the business address of the individuals listed is Nevada Gold & Casinos, Inc., 3040 Post Oak Blvd., Suite 675, Houston, Texas 77056.

                                                                  SHARES BENEFICIAL OWNED AS OF JUNE 30, 2003
                                                                ----------------------------------------------
BENEFICIAL OWNER                                                NUMBER OF SHARES              PERCENT OF CLASS
----------------                                                ----------------              ----------------
H. Thomas Winn                                                     997,642 (1)                      8.5%

Paul J. Burkett                                                    491,098 (2)                      4.3%

William G. Jayroe                                                  270,654 (3)                      2.4%

Joseph Juliano (4)                                                 101,900 (4)                  Less than 1%

Francis M. Ricci (5)                                                   --                            --

Wayne H. White (6)                                                     --                            --

Christopher C. Domijan                                             61,900 (7)                   Less than 1%

Donald A. Brennan                                                  62,700 (8)                   Less than 1%

Clay County Holdings, Inc.                                      2,426,344 (9)                      21.7%

All current directors and executive officers as a group
(8 persons)                                                     1,985,894 (10)                     16.1%

----------

(1) Includes (a) options to purchase 288,001 shares of common stock held by Mr. Winn, (b) 385,729 shares of common stock owned by Aaminex Capital Corporation, and (c) an option to purchase 266,673 shares of common stock currently owned by a third party held by Aaminex Capital Corporation. Mr. Winn is the president of Aaminex Capital Corporation.

(2)  Includes options to purchase 232,700 shares of common stock.

(3) Includes options to purchase 232,000 shares of common stock. Mr. Jayroe's business address is One Sugar Creek Center Blvd. Suite 500, Sugar Land, Texas 77478-3556.

(4) Includes options to purchase 50,000 shares of common stock. Mr. Juliano's business address is 700 Anderson Hill Road, Purchase, New York 10577.

(5)  Mr. Ricci's mailing address is 7977 E. Vassar Drive, Denver, Colorado
     80231.

(6)  Mr. White's mailing address is 271 Via Barranca, Greenbrae, California
     94904.

(7)  Includes options to purchase 52,150 shares of common stock.

(8)  Includes options to purchase 51,500 shares of common stock.

(9) The president of Clay County Holdings, Inc. is the son-in-law of Mr. Winn. Mr Winn is not an officer, director, or shareholder of record in Clay County Holdings, Inc.

(10) Includes options to purchase 1,173,024 shares of common stock.

                             EXECUTIVE COMPENSATION

         The following table contains compensation data for our named executive officers that received a salary and bonus during the fiscal year ended March 31, 2003 that met or exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

  Name and                                                              LONG TERM COMPENSATION          ALL OTHER
  Principal Positions              YEAR      ANNUAL COMPENSATION                AWARDS             COMPENSATION ($)(1)
  -------------------              ----    -----------------------      ----------------------     -------------------
                                                                             Securities
                                           Salary ($)    Bonus ($)      Underlying Options (#)
                                           ----------    ---------      ----------------------
  H. Thomas Winn,
  President and CEO                2003     200,000         8,333               80,000                     -0-
                                   2002     200,000        58,333               58,001                    1,280
                                   2001     200,000          --                   --                      2,560

  Christopher C. Domijan,
  CFO, Secretary and Treasurer     2003     132,000         5,500               30,000                    4,125
                                   2002     117,185         4,802               22,150                    1,671

  Donald A. Brennan,
  VP - Development                 2003     132,000         5,500               30,000                    2,063
                                   2002     128,000        13,000               21,500                    1,058

----------

(1) Consists of matching funds received through participation in our employee 401(k) plan.

Options, Warrants, and Stock Appreciation Rights

         The following table sets forth information concerning individual grants of stock options made during the fiscal year ended March 31, 2003, to our named executive officers. No stock appreciation rights were issued during the fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

                               Number of Securities   Percent of Total Options
                               Underlying Options     Granted to Employees in    Exercise or Base     Expiration
Name                               Granted (#)              Fiscal Year           Price ($/Share)        Date
----------------------------- ---------------------- --------------------------- ------------------ ---------------
H. Thomas Winn                       80,000                     41%                    6.30           3/31/2008
----------------------------- ---------------------- --------------------------- ------------------ ---------------
Christopher C. Domijan               30,000                     15%                    6.30           3/31/2008
----------------------------- ---------------------- --------------------------- ------------------ ---------------
Donald A. Brennan                    30,000                     15%                    6.30           3/31/2008
----------------------------- ---------------------- --------------------------- ------------------ ---------------


         The following table sets forth information concerning option exercises during the fiscal year ended March 31, 2003 and option holdings as of March 31, 2003 with respect to our named executive officers. No stock appreciation rights were outstanding at the end of the fiscal year.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                             Number of Securities           Value of Unexercised
                         Shares Acquired      Value         Underlying Unexercised              In-the-Money
Name                     on Exercise (#)   Realized ($)     Options at FY-End (#)          Options at FY-End ($)
----                     ---------------   ------------  ---------------------------    ----------------------------
                                                         Exercisable   Unexercisable    Exercisable    Unexercisable
H. Thomas Winn                 --               --         288,001           --           841,904           --

Christopher Domijan            --               --          52,150           --           78,633            --

Donald Brennan                 --               --          51,500           --           76,325            --


         The values of the unexercised options above are based on the difference between the exercise price of the options and the fair market value of our common stock at the end of the fiscal year ended March 31, 2003, which was $6.30 per share.

Compensation of Directors

         Our directors receive no standard compensation for their services as directors, but are reimbursed their travel expenses. During the fiscal year ended March 31, 2003, we issued Messrs. Burkett, Jayroe, Juliano, and Wong, options to purchase 50,000 shares of our common stock at an exercise price of $6.30 per share that expire in March 2008. During the fiscal year ended March 31, 2003, Mr. Burkett received $50,000 as compensation for his services to the company.

Employment Contracts and Change-In-Control Arrangements

         None of our executive officers have employment agreements, and they may resign and their employment may be terminated at any time. Our Compensation Committee, as administrator of our 1999 Stock Option Plan, can provide for accelerated vesting of the shares of common stock subject to outstanding options held by any executive officer or director in connection with certain changes in control of the company. The accelerated vesting may be conditioned on the termination of the individual's employment following the change in control event.

                           RELATED PARTY TRANSACTIONS

         We have entered into indemnification agreements with our officers and directors containing provisions that may require us, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

         In the ordinary course of business, we entered into transactions with Clay County Holdings, Inc. ("CCH") and Service Interactive, Inc. ("SI"). These transactions include loans made to and payments received from these related parties during fiscal 2003 and 2002. At March 31, 2003, CCH owed us $3,057,210 which amount bears interest at a rate of 12% per annum, and is payable by maker in a minimum amount of $150,000 with accrued interest per quarter until paid in full. At March 31, 2003 SI owed us $3,093,342 which amount bears interest at a rate of 12% per annum, and payable by maker in a minimum amount of $150,000 with accrued interest per quarter until paid in full. Both loans are secured by a lien on our common stock owned by CCH with $7.3 million market equity value as of March 31, 2003. We also guaranteed $1.3 million of SI loans payable to third parties. As June 15, 2003, our guarantees on SI loans were reduced to $790,000. We presently hold options to purchase equity in Service Interactive.

                  STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         Under Rule 14a-8 of the Exchange Act, proposals that shareholders intend to have included in our proxy statement and form of proxy for our next annual meeting must be received no later than April 13, 2004. Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at our next annual meeting, the shareholder must provide written notice of the proposal to our Secretary at our principal executive offices by May 13, 2004. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to the proposals, if the proposal is considered at our next annual meeting, even if the shareholders have not been advised of the proposal. In addition, shareholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of our Bylaws, as amended.

                                  ANNUAL REPORT

         We have provided a copy of our Annual Report on Form 10-KSB with this proxy statement. We will provide exhibits to the Annual Report upon payment of the reasonable expenses incurred by us in furnishing these exhibits. Please send any such requests to Nevada Gold & Casinos, Inc., 3040 Post Oak Blvd., Suite 675, Houston, Texas 77056, Attention: Investor Relations.

                                  OTHER MATTERS

         The Board knows of no other business to come before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on those matters.


                                    By Order of the Board of Directors

                                    /s/ H. THOMAS WINN

                                    H. THOMAS WINN, Chief Executive Officer and
                                    President


August 13, 2003
Houston, Texas


WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

                           NEVADA GOLD & CASINOS, INC.

This Proxy is solicited on behalf of the Board of Directors of Nevada Gold & Casinos, Inc. for the Annual Meeting of Shareholders to be held on September 22, 2003

The undersigned shareholder of Nevada Gold & Casinos, Inc. (the "Company") hereby appoints Christopher C. Domijan or Donald A. Brennan, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all the shares of common stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Inter-Continental Hotel, 2222 West Loop South, Houston, Texas, 77027, on Monday, September 22, 2003 at 3:30 p.m. local time, and any and all adjournments or postponements thereof, with all of the powers which the undersigned would possess if personally present. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD USING THE ENCLOSED RETURN ENVELOPE

1.       Election of Directors.  To elect the following directors:

Joseph Juliano.  To serve for a term ending upon the 2006 Annual Meeting of         For          Withheld
Shareholders or until his successor is elected and qualified.                       [ ]            [ ]


William G. Jayroe.  To serve for a term ending upon the 2004 Annual Meeting         For          Withheld
of Shareholders or until his successor is elected and qualified.                    [ ]            [ ]


Francis M. Ricci.  To serve for a term ending upon the 2006 Annual Meeting          For          Withheld
of Shareholders or until his successor is elected and qualified.                    [ ]            [ ]


Wayne H. White.  To serve for a term ending upon the 2005 Annual Meeting of         For          Withheld
Shareholders or until his successor is elected and qualified.                       [ ]            [ ]


2.       To ratify the appointment of Pannell Kerr and Forster of Texas,            For          Against       Abstain
P.C. as the Company's independent accountants for the fiscal year ending            [ ]            [ ]           [ ]
March 31, 2004.


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement.


DATED:
      ------------------------            --------------------------------------
                                          [Signature]


                                          --------------------------------------
                                          [Signature if jointly held]


                                          --------------------------------------
                                          [Printed Name]


Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact, or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.